EXHIBIT INDEX



Exhibit
Number      Description
-------     -------------
   99       BankAmerica Corporation press release dated
            July 16, 1997 titled "BankAmerica Second Quarter Earnings."






4063959

[BANKAMERICA CORPORATION LOGO APPEARS HERE]                           Exhibit 99

BANKAMERICA CORPORATION                                                     News

                                                                    For release:






Contact:  Peter Magnani
          (415) 953-2418


                       BANKAMERICA SECOND QUARTER EARNINGS

      SAN FRANCISCO, July 16, 1997 -- BankAmerica Corporation (BAC) today reported second-quarter 1997 fully-diluted earnings per share and net income of $1.07 and $799 million, respectively, up 16 percent from $0.92 and 11 percent from $723 million for the same period a year ago. The return on average common equity for the second quarter of 1997 was 16.73 percent, an increase of 131 basis points from the same period a year ago and 23 basis points from the first quarter of 1997.

      BAC's fully-diluted earnings per share for the first six months of 1997 were $2.09, an increase of 15 percent from $1.81 for the first six months of 1996. Net income for the first six months of 1997 was $1,579 million, an increase of 9 percent from $1,443 million for the first six months of 1996.

      Cash earnings per share for the second quarter of 1997 were $1.16, up 15 percent from $1.01 for the second quarter of 1996. Cash earnings per share for the first six months of 1997 were $2.28, up 14 percent from $2.00 for the first six months of 1996.

      The per share results include the effects of a two-for-one stock split which was effective June 2, 1997.

      "We again demonstrated strong financial results in the second quarter," David A. Coulter, Chairman and Chief Executive Officer, said. "I am especially pleased with the continued progress we have made on return on equity and on the strategic management of capital, an area in which we were particularly active during the second quarter."

      Coulter cited the following examples:

  o The June 9, 1997 announcement of an agreement to acquire the investment banking firm, Robertson, Stephens & Company Group, L.L.C.;

  o The agreement also announced on June 9 to sell the consumer finance subsidiary Security Pacific Financial Services Inc.;

  o  The agreement to sell the branch system in Hawaii;

  o  The completion of the sale of 68 Texas branches;

  o  The  sale  of  $1.8  billion  of  residential   first   mortgages  and  the
     announcement of plans to securitize and sell $675 million of mortgages;

  o The securitization of $750 million of credit card receivables in the second quarter of 1997; and

  o  The announcement of the redemption of BAC's Series L preferred stock.

FINANCIAL HIGHLIGHTS:

  o Net interest income was up $35 million from the second quarter of 1996. BAC's net interest margin for the second quarter of 1997 was 4.11 percent, down 16 basis points from the comparable period a year ago. Excluding the effects of the credit card securitizations that have taken place since mid-1996, net interest income for the second quarter of 1997 would have increased $75 million from the second quarter of 1996 and the net interest margin would have been 4.15 percent.

  o Noninterest income increased $122 million, or 9 percent, from the second quarter of 1996. Excluding the effect of an $82 million gain from the sale of a Hong Kong consumer and commercial finance subsidiary during the second quarter of 1996, noninterest income would have increased $204 million, or 16 percent, from the second quarter of 1996. The second-quarter 1997 amounts included growth in other fees and commissions of $84 million, primarily reflecting higher loan servicing fees. In addition, BAC experienced a record quarter for trading income, which increased
     $40 million, or 22 percent, from the second quarter of 1996. Furthermore, net gain on sales of loans, primarily residential first mortgages, increased $27 million from the comparable quarter last year reflecting increased balance sheet management activities. These increases were partially offset by a decrease of $29 million in private equity investment activity income.

  o Noninterest expense was $2,047 million, up $50 million from the same period last year, and included $36 million of payments on trust preferred securities. Without these payments, noninterest expense would have been $2,011 million, an increase of $14 million, or less than 1 percent, from the second quarter of 1996.

  o The provision for credit losses was $250 million, up $30 million from the previous quarter, but unchanged from the second quarter of 1996. Net credit losses were $224 million for the second quarter of 1997, a decline of $22 million from the second quarter of 1996, but up $20 million from the first quarter of 1997.

  o Nonaccrual assets were $861 million at June 30, 1997, a decrease of $169 million, or 16 percent, from their March 31, 1997 level.

  o In connection with BAC's ongoing efforts to effectively manage capital, BAC repurchased 8.2 million shares of its common stock during the second quarter of 1997 at an average per-share price of $58.02, which reduced stockholders' equity by $475 million. These shares were repurchased on the open market over 51 trading days and represented approximately 6 percent of the total volume of BAC common stock traded on those days. Remaining buyback authority for common stock under the current repurchase program totaled $2.8 billion at June 30, 1997.

                          (end of text, tables follow)

This earnings report and other material of interest to investors can be found on the new shareholder resource section of BankAmerica's Internet web site @http://www.BankAmerica.com/shareholder@

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 1
                      SUMMARY OF RESULTS AND STATISTICAL DATA

                                             Second       First      Second
     (dollar amounts in millions,           Quarter     Quarter     Quarter
     except per share data)                    1997        1997        1996
                                            -------     -------     -------

 1   Net income                               $ 799       $ 780       $ 723
 2   Earnings per common and common
       equivalent share                        1.07        1.03/b/     0.92/b/
 3   Earnings per common share --
       assuming full dilution                  1.07        1.03/b/     0.92/b/

     Rate of return (based on net income) on:
 4     Average common equity                  16.73%      16.50%      15.42%
 5     Average total assets                    1.26        1.25        1.21
 6   Net interest margin/a/                    4.11        4.16        4.27

 7   Full-time-equivalent staff
        at period end (in thousands)           77.4        77.3        78.3
 8   Employees at period
        end (in thousands)                     91.0        91.9        93.2

                                                         Six Months Ended
                                                                  June 30
                                                         ----------------
                                                           1997      1996
                                                         ------    ------

 9   Net income                                          $1,579    $1,443
10   Earnings per common and common
        equivalent share                                   2.10      1.82/b/
11   Earnings per common share--
        assuming full dilution                             2.09      1.81/b/

     Rate of return (based on net income) on:
12      Average common equity                             16.62%    15.31%
13      Average total assets                               1.26      1.21
14   Net interest margin/a/                                4.13      4.32
--------------------------------------------------------------------------------

/a/The  net  interest  margin  is  computed  on  a  tax-equivalent   basis.  The
   taxable-equivalent basis adjustments to net interest income were $6 million, $6 million, and $1 million for the second quarter of 1997, the first quarter of 1997, and the second quarter of 1996, respectively, and $12 million and $6 million for the six-month periods ended June 30, 1997 and 1996, respectively.
/b/Restated to reflect a two-for-one stock split effective June 2, 1997.

                   BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                   TABLE 2

                  SUMMARY OF RESULTS EXCLUDING THE EFFECTS
                       OF AMORTIZATION OF INTANGIBLES/a/

                                              Second      First      Second
    (dollar amounts in millions,             Quarter    Quarter     Quarter
    except per share data)                      1997       1997        1996
                                             -------    -------     -------
 1  Net income                                $  865     $  846      $  790
 2  Cash earnings per common
      and common equivalent share               1.16       1.12/b/     1.01/b/
 3  Rate of return on average
      common equity                            18.17%     17.96%      16.95%
                                                            Six Months Ended
                                                                     June 30
                                                         -------------------
                                                           1997         1996
                                                         ------       ------
 4  Net income                                           $1,711       $1,579
 5  Cash earnings per common and common
      equivalent share                                     2.28         2.00/b/
 6  Rate of return on average
      common equity                                       18.06%       16.85%
--------------------------------------------------------------------------------

/a/For  purposes  of this  table,  amortization  amounts  are  related  to those intangibles that are deducted from Tier 1 capital under regulatory guidelines. These amortization amounts were excluded from BAC's results and totaled $66 million, $66 million, and $67 million for the second quarter of 1997, the first quarter of 1997, and the second quarter of 1996, respectively, and $132 million and $136 million for the six-month periods ended June 30, 1997 and 1996, respectively.
/b/Restated to reflect a two-for-one stock split effective June 2, 1997.
================================================================================

                                     TABLE 3
                            TIER 1 CAPITAL GENERATION

                                                          Six Months Ended
                                                                   June 30
                                                      --------------------
    (in millions)                                        1997         1996
                                                      -------      -------
    Generation:
 1    Net income                                      $ 1,579      $ 1,443
 2    Amortization of intangibles                         132          136
 3    Common stock issuances and other                    190          114
 4    Trust preferred securities                          396            -
                                                       ------      -------
 5      Total generation                                2,297        1,693

    Applications:
 6    Common stock dividends                             (430)        (393)
 7    Preferred stock dividends                           (64)         (98)
 8    Common stock repurchased                           (950)        (701)
 9    Preferred stock redeemed                           (764)/a/     (399)
                                                       ------       ------
10      Total applications                             (2,208)      (1,591)

11    Capital attributed to growth
        in risk-weighted assets                          (332)/b/     (505)
                                                       ------       ------
12      Net capital applied                            $ (243)      $ (403)
                                                       ======       ======
--------------------------------------------------------------------------------

/a/Includes the announced redemption of BAC's Series L preferred stock for
   $399 million.
/b/Amount is preliminary.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                     TABLE 4
                             STOCK AND CAPITAL DATA

    (dollar amounts in millions,           June 30    March 31     June 30
    except per share data)                    1997        1997        1996
                                          --------    --------    --------

 1 Book value per common share              $26.88      $26.25/a/   $24.82/a/
   Common stock cash dividends:
 2   Quarter ended                             214         216         195
 3   Year-to-date                              430         216         393
   Preferred stock cash dividends:
 4   Quarter ended                              30          34          45
 5   Year-to-date                               64          34          98
 6 Number of common shares
     outstanding (in thousands)            698,407     704,708/a/  719,786/a/
   Average number of common and
     common equivalent shares
     outstanding (in thousands):
 7   Quarter ended                         719,514     726,800/a/  737,085/a/
 8   Year-to-date                          723,157     726,800/a/  740,927/a/
   Average number of common shares
     outstanding  -- assuming full
     dilution (in thousands):
 9   Quarter ended                         722,179     726,800/a/  737,182/a/
10   Year-to-date                          724,490     726,800/a/  742,139/a/
11 Common equity to total assets              7.27%       7.40%       7.48%
12 Total risk-based capital ratio            11.57/b/    11.87       11.27
13 Tier 1 risk-based capital ratio            7.65/b/     7.83        7.17
14 Total risk-based capital               $ 25,915/b/ $ 26,251    $ 23,772
15 Risk-weighted assets                    224,037/b/  221,071     210,907
16 Tier 1 risk-based capital                17,145/b/   17,319      15,119
--------------------------------------------------------------------------------

/a/Restated to reflect a two-for-one stock split effective June 2, 1997. /b/Amounts are preliminary.

================================================================================

                                 TABLE 5
                 SELECTED AVERAGE BALANCE SHEET COMPONENTS

                                              Second      First     Second
                                             Quarter    Quarter    Quarter
     (in millions)                              1997       1997       1996
                                            --------   --------   --------

 1 Available-for-sale securities            $ 11,277   $ 11,595   $ 10,976
 2 Held-to-maturity securities                 3,918      4,108      4,395
 3 Loans                                     167,007    165,478    157,553
 4 Earning assets                            214,462    210,560    202,578
 5 Total assets                              255,131    252,105    241,056
 6 Deposits                                  168,994    166,491    162,312
 7 Interest-bearing liabilities              175,768    173,157    168,755
 8 Common equity                              18,459     18,324     17,703
 9 Total equity                               20,055     20,140     19,975


                      BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                     TABLE 6
                                BUSINESS SECTORS


                                             Six Months Ended June 30, 1997/a/
                                  -----------------------------------------
     (dollar amounts                                        Return
     in billions except                  Average   Average      on  Expense
     for net income, which           Net   Total     Total  Common       to
     is in millions)              Income  Assets  Deposits  Equity  Revenue/b/
                                  ------ -------  --------  ------  -------

 1   Consumer banking             $  637    $ 93      $ 98   14.69%   55.58%
 2   U.S. Corporate and
        international banking        553     103        48   18.24    51.75
 3   Middle-market banking           168      25         8   16.32    45.65
 4   Commercial real estate          150      10         2   37.89    24.50
 5   Wealth management                34       6         8    9.84    76.87
 6   All other                        37      17         4      NM      NM
                                  ------    ----      ----

 7      Total                     $1,579    $254      $168   16.62%  53.23%
                                  ======    ====      ====



                                            Six Months Ended June 30, 1996/a/
                                  -----------------------------------------
                                                            Return
                                         Average   Average      on  Expense
                                     Net   Total     Total  Common       to
                                  Income  Assets  Deposits  Equity  Revenue/b/
                                  ------ -------  --------  ------  -------

 1   Consumer banking             $  620    $ 90      $ 95   14.78%   57.31%
 2   U.S. Corporate and
        international banking        443      94        45   14.18    57.00
 3   Middle-market banking           130      22         7   13.32    50.00
 4   Commercial real estate          105      11         2   22.62    28.38
 5   Wealth management                12       5         7    3.19    88.68
 6   All other                       133      17         5      NM       NM
                                  ------    ----      ----

 7      Total                     $1,443    $239      $161   15.31%   55.46%
                                  ======    ====      ====
--------------------------------------------------------------------------------

/a/Amounts are preliminary. For comparability purposes, both 1997 and 1996 amounts reflect BAC's business-sector allocation methodologies at June 30, 1997.
/b/Excludes net other real estate owned expense,  amortization  of  intangibles, and expenses associated with trust preferred securities.
NM - Not meaningful.

                     BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                     TABLE 7
                             TRADING-RELATED INCOME

                                            Second        First      Second
                                           Quarter      Quarter     Quarter
    (in millions)                             1997/a/      1997        1996
                                           -------      -------     -------

    Trading income:
 1    Interest rate                          $ 17          $ 12        $  8
 2    Foreign exchange                        107            92          90
 3    Debt instruments                         94            84          80
                                             ----          ----        ----
 4       Total trading income                $218          $188        $178
                                             ====          ====        ====

    Other trading-related income/b/:
 5    Interest rate                          $ 12          $ 10        $  7
 6    Foreign exchange                          2             4           7
 7    Debt instruments                         47            50          59
                                             ----          ----        ----
 8        Total other trading-related
            income                           $ 61          $ 64        $ 73
                                             ====          ====        ====


                                                           Six Months Ended
                                                                    June 30
                                                       --------------------
                                                         1997/a/       1996
                                                       ------        ------

     Trading income:
 9      Interest rate                                    $ 29          $ 20
10      Foreign exchange                                  199           188
11      Debt instruments                                  178           135
                                                         ----          ----
12         Total trading income                          $406          $343
                                                         ====          ====

     Other trading-related income/b/:
13      Interest rate                                    $ 22          $ 13
14      Foreign exchange                                    6            13
15      Debt instruments                                   97           103
                                                         ----          ----
16         Total other trading-related
              income                                     $125          $129
                                                         ====          ====
--------------------------------------------------------------------------------

/a/Detailed breakouts of total amounts are preliminary.
/b/Primarily includes the net interest revenue and expense associated with the contracts.

                     BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 8
                      IMPACT OF CREDIT CARD SECURITIZATION

                                                        Second Quarter 1997/a/
                                -------------------------------------------
                                        Before
    (dollar amounts                Credit Card      Credit Card
    in millions)                Securitization   Securitization    Reported
                                --------------   --------------    --------

    Operating Results:
 1  Net interest income              $  2,234          $   (40)    $  2,194
 2  Credit card fees                      100               (7)          93
 3  Other noninterest income            1,306               43 /b/    1,349
                                     --------          -------     --------
 4     Total revenue                    3,640               (4)       3,636
 5  Noninterest expense                 2,047                -        2,047
                                     --------          -------     --------
 6     Income before provision
          for credit losses and
          income taxes                  1,593               (4)       1,589
 7  Provision for credit
       losses                             275              (25)/c/      250
                                     --------          -------     --------
 8     Income before income
           taxes                     $  1,318          $    21     $  1,339
                                     ========          =======     ========

 9   Net interest margin                 4.15%           (0.04)%       4.11%

     Balance Sheet Data at
        Period End:
10   Credit card loans
        outstanding                  $  9,845          $(2,221)    $  7,624
11   Total assets                     260,584           (2,221)     258,363

     Average Balance
        Sheet Data:
12   Credit card loans                  9,805           (1,587)       8,218
13   Earning assets                   216,049           (1,587)     214,462
14   Total assets                     256,718           (1,587)     255,131

15   Net credit losses - credit
        card portfolio                    149              (25)         124

     Selected Financial Ratios:
16   Annualized ratio of net
        credit losses on credit
        card loans to average credit
        card loans outstanding          6.10%            (0.03)%       6.07%
17   Delinquent credit card
        loan ratio(d)                    2.71            (0.04)        2.67

--------------------------------------------------------------------------------

/a/Includes the impact of credit card securitizations since mid-1996. There was a $750 million credit card securitization during the second quarter of 1997 and $1,471 million during the last half of 1996.
/b/Includes $21 million associated with the continued application of Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," as amended.
/c/Represents the investors' share of charge-offs.
/d/60 days or more past due.

                     BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 9
                                LOAN OUTSTANDINGS

                                            June 30     March 31     June 30
   (in millions)                               1997         1997        1996
                                           --------     --------    --------

    DOMESTIC
    Consumer:
 1    Residential first mortgages         $  35,709     $ 35,881    $ 38,012
 2    Residential junior mortgages           15,154       14,857      14,386
 3    Other installment                      18,410       17,863      15,057
 4    Credit card                             7,624/a/     8,365/a/    9,342
 5    Other individual lines of credit        1,961        1,939       1,824
 6    Other                                     413          391         307
                                           --------     --------    --------
 7       Total consumer                      79,271       79,296      78,928

    Commercial:
 8    Commercial and industrial              34,266       34,554      33,097
 9    Loans secured by real estate           12,669       12,445      11,410
10    Financial institutions                  2,947        3,232       3,075
11    Lease financing                         2,809        2,790       2,019
12    Construction and development
        loans secured by real estate          2,262        2,261       2,896
13    Loans for purchasing or carrying
         securities                           2,616        2,447       1,399
14    Agricultural                            1,560        1,475       1,581
15    Other                                   1,738        1,450       1,146
                                           --------     --------    --------
16       Total commercial                    60,867       60,654      56,623
                                           --------     --------    --------
17          Total domestic loans            140,138      139,950     135,551

     FOREIGN
18   Commercial and industrial               17,762       17,540      15,958
19   Banks and other financial
       institutions                           4,818        3,526       4,077
20   Governments and official
       institutions                             851        1,008       1,015
21   Other                                    5,237        5,314       4,039
                                           --------     --------    --------
22      Total foreign loans                  28,668       27,388      25,089
                                           --------     --------    --------

23         Total Loans                     $168,806     $167,338    $160,640
                                           ========     ========    ========

--------------------------------------------------------------------------------

/a/Excludes outstanding securitized credit card receivables of $2,221 million and $1,471 million at June 30, 1997 and March 31, 1997, respectively. There was a $750 million credit card securitization during the second quarter of 1997 and $1,471 million during the last half of 1996.

                 BANKAMERICA CORPORATION AND SUBSIDIARIES
                          FINANCIAL HIGHLIGHTS

                               TABLE 10
                       SELECTED CREDIT QUALITY DATA

                                               June 30    March 31    June 30
   (dollar amounts in millions)                   1997        1997       1996
                                              --------    --------   --------
    Nonaccrual assets:
 1    Commercial and industrial                   $228      $  276     $  422
 2    Commercial loans secured by real
        estate                                     120         147        245
 3    Construction and development
        loans secured by real estate                59         104        346
 4    Consumer                                     373         409        342
 5    Foreign                                       81          94        133
                                                  ----      ------     ------
 6          Total nonaccrual assets               $861      $1,030     $1,488
                                                  ====      ======     ======

 7  Restructured loans                            $302      $  295     $  103
 8  Loans past due 90 days or more
      and still accruing interest/a/               214         218        389
 9  Other real estate owned                        242         281        437
10  Allowance for credit losses to
      total loans                                 2.11%       2.11%      2.18%
11  Allowance for credit losses to
      total nonaccrual assets                   413.99      343.43     234.88
    Annualized ratio of net credit
      losses to average total loan
      outstandings:
12    Quarter ended                               0.54        0.50       0.63
13    Year-to-date                                0.52        0.50       0.62

--------------------------------------------------------------------------------

/a/Includes consumer loans of $190 million, $189 million, and $311 million at June 30, 1997, March 31, 1997, and June 30, 1996, respectively.

================================================================================


                                TABLE 11
                     ANALYSIS OF CHANGE IN NONACCRUAL ASSETS


                                                         Second       First
                                                        Quarter     Quarter
   (in millions)                                           1997        1997
                                                       --------    --------
 1  Balance, beginning of period                         $1,030      $1,118

    Additions:
 2    Loans placed on nonaccrual status                     103         108

    Deductions:
 3    Sales                                                (103)         (3)
 4    Restored to accrual status                            (38)        (75)
 5    Foreclosures                                           (1)         (8)
 6    Charge-offs                                           (20)        (10)
 7    Other, primarily payments                            (110)       (100)
                                                         ------      ------

 8    Balance, end of period                             $  861      $1,030
                                                         ======      ======

                     BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                    TABLE 12
                        NET CREDIT LOSSES (RECOVERIES)

                                               Second     First    Second
                                              Quarter   Quarter   Quarter
    (in millions)                                1997      1997      1996
                                              -------   -------   -------

    Domestic consumer:
 1    Residential first mortgages                $  7      $  7      $ 12
 2    Residential junior mortgages                  8         9        12
 3    Other installment                            49        59        43
 4    Credit card                                 124       115       108
 5    Other individual lines of credit             20        19        18
 6    Other                                         4         4         2
    Domestic commercial:
 7    Commercial and industrial                    19         -        29
 8    Loans secured by real estate                  -        (1)        -
 9    Construction and development
        loans secured by real estate               (8)       (2)       13
10    Financial institutions, lease
        financing, loans for
        purchasing or carrying
        securities, and agricultural               (1)       (2)       19
                                                  ----     ----      ----
11         Total domestic                         222       208       256
12  Foreign                                         2        (4)      (10)
                                                 ----      ----      ----

13           Total Net Credit Losses             $224      $204      $246
                                                 ====      ====      ====

================================================================================


                                    TABLE 13
               DOMESTIC CONSUMER LOAN DELINQUENCY INFORMATION/a/


                                             June 30   March 31    June 30
   (dollar amounts in millions)                 1997       1997       1996
                                            --------   --------   --------

    Delinquent consumer loans:
 1    Residential first mortgages               $422       $463       $535
 2    Residential junior mortgages                59         61         70
 3    Credit card                                204        216        204
 4    Other                                      126        122         96
                                                ----       ----       ----
 5       Total delinquent consumer loans        $811       $862       $905
                                                ====       ====       ====

    Delinquent consumer loan ratios/b/:
 6    Residential first mortgages               1.18%      1.29%      1.41%
 7    Residential junior mortgages              0.39       0.41       0.48
 8    Credit Card                               2.67       2.58       2.19
 9    Other                                     0.61       0.60       0.56
10       Total delinquent consumer
            loan ratio                          1.02%      1.09%      1.15%
                                                ====       ====       ====
--------------------------------------------------------------------------------

/a/60 days or more past due.
/b/Ratios represent delinquency balances expressed as a percentage of total loans for that loan category.

                        BANKAMERICA CORPORATION AND SUBSIDIARIES
                         CONSOLIDATED STATEMENT OF OPERATIONS


                                              Second       First      Second
                                             Quarter     Quarter     Quarter
    (in millions)                               1997        1997        1996
                                             -------     -------     -------

    INTEREST INCOME
 1  Loans, including fees                     $3,497      $3,423      $3,307
 2  Interest-bearing deposits in banks           105          99          96
 3  Federal funds sold                             9           8           7
 4  Securities purchased under
      resale agreements                          180         155         176
 5  Trading account assets                       298         269         247
 6  Available-for-sale and held-to-
      maturity securities                        270         286         293
                                              ------      ------      ------
 7       TOTAL INTEREST INCOME                 4,359       4,240       4,126

    INTEREST EXPENSE
 8  Deposits                                   1,424       1,366       1,307
 9  Federal funds purchased                       19          13          20
10  Securities sold under repurchase
      agreements                                 178         149         176
11  Other short-term borrowings                  287         275         208
12  Long-term debt                               257         263         256
                                              ------      ------      ------
13       TOTAL INTEREST EXPENSE                2,165       2,066       1,967
                                              ------      ------      ------
14       NET INTEREST INCOME                   2,194       2,174       2,159
15  Provision for credit losses                  250         220         250
                                              ------      ------      ------
16       NET INTEREST INCOME AFTER
           PROVISION FOR CREDIT LOSSES         1,944       1,954       1,909

    NONINTEREST INCOME
17  Deposit account fees                         361         360         346
18  Credit card fees                              93          87          90
19  Trust fees                                    61          57          56
20  Other fees and commissions                   417         375         333
21  Trading income                               218         188         178
22  Private equity investment activities          83          99         112
23  Net gain on sales of loans                    44          59          17
24  Net gain on sales of
      subsidiaries and operations                 27          13          83
25  Net gain on available-for-sale
      securities                                  14          20           4
26  Other income                                 124         127         101
                                              ------      ------      ------
27       TOTAL NONINTEREST INCOME              1,442       1,385       1,320

    NONINTEREST EXPENSE
28  Salaries                                     873         839         814
29  Employee benefits                            189         189         213
30  Occupancy                                    183         186         186
31  Equipment                                    173         182         175
32  Communications                                96          93          90
33  Amortization of intangibles                   89          91          93
34  Professional services                         82          75          80
35  Other expense                                362         378         346
                                              ------      ------      ------
36       TOTAL NONINTEREST EXPENSE             2,047       2,033       1,997
                                              ------      ------      ------
37         INCOME BEFORE INCOME TAXES          1,339       1,306       1,232
38  Provision for income taxes                   540         526         509
                                              ------      ------      ------

39               NET INCOME                   $  799      $  780      $  723
                                              ======      ======      ======

                     BANKAMERICA CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF OPERATIONS

                                                            Six Months Ended
                                                                     June 30
                                                          ------------------
    (in millions)                                            1997       1996
                                                          -------    -------
    INTEREST INCOME
 1  Loans, including fees                                  $6,920     $6,604
 2  Interest-bearing deposits in banks                        204        213
 3  Federal funds sold                                         17         13
 4  Securities purchased under
      resale agreements                                       335        331
 5  Trading account assets                                    567        463
 6  Available-for-sale and held-to-
      maturity securities                                     556        591
                                                           ------     ------
 7      TOTAL INTEREST INCOME                               8,599      8,215

    INTEREST EXPENSE
 8  Deposits                                                2,790      2,621
 9  Federal funds purchased                                    32         42
10  Securities sold under repurchase
      agreements                                              327        339
11  Other short-term borrowings                               562        386
12  Long-term debt                                            520        522
                                                           ------     ------
13      TOTAL INTEREST EXPENSE                              4,231      3,910
                                                           ------     ------
14      NET INTEREST INCOME                                 4,368      4,305
15  Provision for credit losses                               470        430
                                                           ------     ------
16      NET INTEREST INCOME AFTER
          PROVISION FOR CREDIT LOSSES                       3,898      3,875

    NONINTEREST INCOME
17  Deposit account fees                                      721        690
18  Credit card fees                                          180        169
19  Trust fees                                                118        119
20  Other fees and commissions                                792        653
21  Trading income                                            406        343
22  Private equity investment activities                      182        222
23  Net gain on sales of loans                                103         44
24  Net gain on sales of
      subsidiaries and operations                              40        134
25  Net gain on available-for-sale
      securities                                               34         34
26  Other income                                              251        186
                                                           ------     ------
27      TOTAL NONINTEREST INCOME                            2,827      2,594

    NONINTEREST EXPENSE
28  Salaries                                                1,712      1,635
29  Employee benefits                                         378        415
30  Occupancy                                                 369        376
31  Equipment                                                 355        338
32  Communications                                            189        182
33  Amortization of intangibles                               180        188
34  Professional services                                     157        161
35  Other expense                                             740        715
                                                           ------     ------
36      TOTAL NONINTEREST EXPENSE                           4,080      4,010
                                                           ------     ------
37         INCOME BEFORE INCOME TAXES                       2,645      2,459
38  Provision for income taxes                              1,066      1,016
                                                           ------     ------

39              NET INCOME                                 $1,579     $1,443
                                                           ======     ======

                        BANKAMERICA CORPORATION AND SUBSIDIARIES
                               CONSOLIDATED BALANCE SHEET

                                             June 30    March 31     June 30
   (in millions)                                1997        1997        1996
                                            --------    --------    --------
    ASSETS
 1  Cash and due from banks                 $ 14,884    $ 13,561    $ 12,478
 2  Interest-bearing deposits in banks         7,037       6,390       5,194
 3  Federal funds sold                           270         153         276
 4  Securities purchased under resale
      agreements                               7,272       7,730       7,001
 5  Trading account assets                    16,765      12,931      12,633
 6  Available-for-sale securities             11,959      11,532      10,964
 7  Held-to-maturity securities                3,858       3,972       4,280

 8  Loans                                    168,806     167,338     160,640
 9  Less: Allowance for credit losses          3,563       3,538       3,495
                                            --------    --------    --------
10       Net loans                           165,243     163,800     157,145
11  Customers' acceptance liability            3,230       3,229       2,837
12  Accrued interest receivable                1,567       1,441       1,451
13  Goodwill, net                              3,842       3,888       4,066
14  Identifiable intangibles, net              1,499       1,554       1,708
15  Unrealized gains on off-balance-
      sheet instruments                        7,319       7,813       7,297
16  Premises and equipment, net                3,944       3,985       3,980
17  Other assets                               9,674       7,925       7,531
                                            --------    --------    --------

18        TOTAL ASSETS                      $258,363    $249,904    $238,841
                                            ========    ========    ========

    LIABILITIES & STOCKHOLDERS' EQUITY
    Deposits in domestic offices:
19    Interest-bearing                      $ 83,308    $ 84,071    $ 83,954
20    Noninterest-bearing                     41,434      39,561      34,737
    Deposits in foreign offices:
21    Interest-bearing                        46,667      43,854      41,444
22    Noninterest-bearing                      1,759       1,513       1,710
                                            --------    --------    --------
23      Total deposits                       173,168     168,999     161,845
24  Federal funds purchased                    1,730         730       2,740
25  Securities sold under repurchase
      agreements                               9,699       7,124       8,861
26  Other short-term borrowings               18,327      18,883      14,530
27  Acceptances outstanding                    3,230       3,229       2,837
28  Accrued interest payable                     958         921         833
29  Unrealized losses on off-balance-
      sheet instruments                        7,157       7,473       7,310
30  Other liabilities                          7,117       5,850       4,824
31  Long-term debt                            14,736      14,725      14,953
                                            --------    --------    --------
32        TOTAL LIABILITIES                  236,122     227,934     218,733

33   Corporation  obligated  mandatorily
     redeemable  preferred  securities
     of subsidiary trusts holding
     solely junior  subordinated
     deferrable  interest debentures
     of the corporation (trust
     preferred securities)                   1,873         1,873          -

    STOCKHOLDERS' EQUITY
34  Preferred stock                          1,596         1,596      2,242
35  Common stock                             1,210/a/        605        605
36  Additional paid-in capital               7,872/a/      8,473      8,439
37  Retained earnings                       12,598        12,029     10,544
38  Net unrealized gain (loss) on
      available-for-sale securities             13           (90)       (79)
39  Common stock in treasury, at cost       (2,921)       (2,516)    (1,643)
                                          --------      --------   --------
40       TOTAL STOCKHOLDERS' EQUITY         20,368        20,097     20,108
                                          --------      --------   --------

41          TOTAL LIABILITIES AND
               STOCKHOLDERS' EQUITY       $258,363      $249,904   $238,841

--------------------------------------------------------------------------------

/a/Reflects a two-for-one stock split effective June 2, 1997.